SECURITIES AND EXCHANGE
COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 15, 2003

Metawave Communications Corporation
 (Exact name of Registrant as specified in its charter)

Delaware	0-24673	91-1673152
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12525 Willows Road NE,
Suite #130
Kirkland, WA 98034
 (Address of principal executive offices)(zip code)

(425) 702-5600
 (Registrant's telephone number, including area code)

Item 5. Other Events and Regulation FD Disclosure

        Metawave Communications Corporation, a Delaware corporation (“Metawave Communications”), has filed its monthly operating report for the month of December 2003 (the “Monthly Report”) with the United States Bankruptcy Court for the Western District of Washington in Case No. 03-11272, portions of which are attached hereto as Exhibit 99.1. The Monthly Report was filed pursuant to Rule 2015 under the United States Bankruptcy Code, in connection with Metawave Communication’s voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code.

         The Company cautions readers not to place undue reliance upon the information contained in the Monthly Report. The Monthly Report contains information that has not been audited or reviewed by independent accountants, is limited in scope, covers a limited time period and is in a format prescribed by the applicable bankruptcy laws, which does not represent financial information in accordance with generally accepted accounting principles. There can be no assurance that the Monthly Report is complete. Opening amounts on the UST-12, Comparative Balance Sheet were established as estimated recoverable values and estimated claims payable at the time of the Company's bankruptcy filing (January 31, 2003). The Monthly Report also contains information for periods different from those contained in the Company's reports pursuant to the Securities Exchange Act of 1934, as amended. The Company undertakes no obligation to update or revise the Monthly Report.

Item 7.                Financial Statements and Exhibits

(c) Exhibits. 99.1 Monthly Bankruptcy Report for the month of December 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange act of 1934, as amended, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METAWAVE COMMUNICATIONS CORPORATION (Registrant)

Date: January 15, 2004	By: /s/ Randy Scheer Randy Scheer Vice President of Finance

Exhibit 99.1

Metawave Communications Corporation
UST-12, Comparative Balance Sheet
Case Number 03-11272

	November 30, 2003	December 31, 2003
ASSETS
Current Assets
Cash	3,534,706	3,511,270
Accounts Receivable (net)	-	-

Other Current Assets
Inventory	-	-
Insurance Recovery Receivable	-	-
Other Receivables	28,280	28,280
Prepaid Insurance	10,203	8,843
Prepaid Legal Expenses	-	-
Total Other Current Assets	38,483	37,123
Total Current Assets	3,573,189	3,548,393
Other Assets
Rent Deposits	11,780	4,980
TOTAL ASSETS	3,584,969	3,553,373

LIABILITIES AND EQUITY
Liabilities
Post-Petition Liabilities
Accounts Payable
Post - Accounts Payable	621	2,356
Post - Accrued Legal Expense	261,858	352,888
Post - Employee Benefits	(1,931)	-
Post - Payroll & Bonus Payable	4,337	9,398
Post - Taxes Payable	-	-
Total Post-Petition Liabilities	264,884	364,642

Pre-Petition Liabilities
Unsecured Debt	914,467	914,467
Priority Debt
Employee Benefits	2,667	2,667
Taxes	386,471	386,471
Wages	44,715	44,715
Priority Debt	433,853	433,853
Secured Debt	472,027	472,027
Total Pre-Petition Liabilities	1,820,348	1,820,348
Total Liabilities	2,085,232	2,184,990

Equity
Preferred	20,000,074	20,000,074
Capital Stock	340,460,278	340,460,278
Opening Bal Equity	(358,960,614)	(359,091,968)
Total Equity	1,499,737	1,368,383
TOTAL LIABILITIES AND EQUITY	3,584,969	3,553,373

Metawave Communications Corporation
UST-13, Comparative Income Statement
Case Number 03-11272

	November 2003	December 2003
Sales	-	-
Cost of Goods Sold	-	-
Gross Profit	-	-
Other Operating Expenses
Officers' Salaries	19,670	23,697
Other Salaries	9,215	7,054
Employee Benefits/Payroll Taxes	5,640	7,433
Insurance	1,360	1,360
Rent	830	1,970
General and Administrative	118,024	94,405
Total Other Operating Expenses	154,739	135,919
Net Operating Loss	(154,739)	(135,919)
Other Income	1,241	1,153
Gain on Sale of Assets	16,215	3,412
Net Income(Loss)	(137,284)	(131,354)